Convertible Debentures	12 Months Ended
Dec. 31, 2011
Convertible Debentures [Abstract]
CONVERTIBLE DEBENTURES
8.	CONVERTIBLE DEBENTURES

On September 8, 2011 and September 12, 2011, the Company issued 6.0% extendible convertible unsecured subordinated debentures due September 30, 2016 (the “Debentures”) pursuant to an indenture (the “Indenture”), dated September 8, 2011, between the Company and Computershare Trust Company of Canada, as trustee (the “Trustee”). The Debentures bear interest at a rate of 6.0% per year, payable in cash on March 15 and September 15 of each year, commencing March 15, 2012. The Debentures initially mature on January 31, 2012 and may have been extended to March 31, 2012 at the Company’s discretion (the “Initial Maturity Date”). Pursuant to the Company’s offer to purchase all the issued and outstanding shares of MOSAID Technologies Incorporated (“MOSAID”), if the initial take up of outstanding common shares of MOSAID resulted in the Company owning or controlling at least 66 2/3% of the MOSAID shares (the “Take Up”), the maturity date of the Debentures would have automatically extended from the Initial Maturity Date to September 16, 2016. The Debentures are the Company’s senior unsecured obligations and rank equally in right of payment with any of the Company’s future senior unsecured indebtedness, and the Debentures are structurally subordinated to the Company’s future secured indebtedness to the extent of the value of the related collateral and to the indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries, except with respect to any subsidiaries that become guarantors pursuant to the terms of the Indenture.

The Debentures were convertible into cash and, if applicable, common shares of the Company at an initial conversion rate of 108.6957 of common shares per CDN $1,000 principal amount of debentures (which was equivalent to an initial conversion price of approximately CDN $9.20 per common share). The conversion rate, and thus the conversion price, was to be adjusted under certain circumstances, including in connection with conversions made following certain fundamental changes and under other circumstances as set forth in the Indenture.

Each Debenture was to be convertible at any time after the Take Up and prior to 5:00 p.m. (Toronto time) on the earlier of the final maturity date or, if called for redemption, on the business day immediately preceding the date specified by the Company for the redemption of the notes. Upon conversion, holders would also have received accrued and unpaid interest for the period from and including the last interest payment date on their Debenture (or the date of closing the offering if no interest has yet been paid).

The offering of the Debentures on September 8, 2011 was for CDN $200,000 and included an overallotment option that allowed the underwriters to purchase up to an additional CDN $30,000 aggregate principal amount of debentures. The underwriters exercised their overallotment option on September 12, 2011, bringing the total amount of Debentures issued on September 12, 2011 to CDN $230,000.

The Company bifurcated the proceeds from the offering of the Debentures between the convertible debenture and conversion feature of the debentures based on the relative fair values of the two components on the date of issuance. On the date of issuance, the relative fair values of the two components were estimated to be approximately $163,882 and $68,778, respectively. The fair value for the convertible debt component was estimated using an interest rate of 9.0% which was based on the estimated interest rates of similar debt instruments excluding the conversion feature. The fair value for the conversion feature component of was determined using Black-Scholes model, with the following assumptions:

Risk free interest rate	2.8%
Volatility	63%
Expected option life (in years)	5.0
Dividend yield	1.0%

The conversion feature was recorded as a liability and was re-measured at fair value as a liability at each subsequent balance sheet date up to its extinguishment as discussed below. Any change in value is recorded as unrealized gain/loss.

The related initial debt discount of approximately $68,778 is being amortized using the effective interest method over the estimated life of the Debentures.

In connection with the above-noted transactions, the Company expected to incur approximately $12,100 of directly related costs of which $5,817 was accrued and payable only upon the Take Up. The transaction fees and related offering expenses were allocated to the convertible debenture and conversion feature components in proportion to the allocation of proceeds. Approximately $8,523 of debt issuance costs were allocated to the convertible debt component, which were capitalized as deferred financing costs. These costs are being amortized over the estimated term of the debt using the effective interest method. The remaining $3,577 of costs allocated to the conversion feature component of the debt was recorded as a period expense for the year ended December 31, 2011.

On November 1, 2011, the Company’s offer to purchase all the issued and outstanding MOSAID shares expired as the initial Take Up was not achieved. As a result, the maturity date of the Debentures will be January 31, 2012 and the Company will be required to repay in cash the aggregate principal amount of the outstanding Debentures and accrued and unpaid interest. In accordance with the terms of the Indenture, as there was no take up of the outstanding shares of MOSAID, no Debenture can be converted to common shares and accordingly the conversion privilege was extinguished which resulted in the Company recording an unrealized gain of $66,679 with respect to the elimination of the fair value of the conversion feature liability at the date of extinguishment.

As noted above, the $5,817 of transaction fees were not payable as the Take Up was not achieved, resulting in a reduction in the debt issuance costs allocated to the convertible debt component of $4,097 and to the conversion feature component $1,700. The reduction of $1,720 allocated to the conversion feature component was recorded as a reduction of period expenses for the year ended December 31, 2011.

As a result of the Take Up not being achieved the Company changed the estimated life of the Debentures from September 30, 2016 to the Initial Maturity Date. Accordingly, the amortization of the outstanding debt discount and debt issuance costs allocated to the convertible debt component as at November 1, 2011 were re-estimated based on the January 31, 2012 maturity date.

On November 11, 2011, the Company received regulatory approval to make a normal course issuer bid (“ Debenture Bid”) through the facilities of the Toronto Stock Exchange (“TSX”). Under the Debenture Bid, the Company planned to purchase for cancellation up to CDN $11,500 worth of its Debentures, being 5% of the CDN $230,000 worth of Debentures as of November 11, 2011, when the TSX approved the arrangement. The Debenture Bid commenced on November 11, 2011 and will not extend beyond January 31, 2012. The Company repurchased $1,535 worth of its Debentures under the Debenture Bid during the year ended December 31, 2011.

As at December 31, 2011, the carrying value of the Company’s Debentures is as follows:

As at December 31,
2011
6% Convertible debenture	$224,641
Unamortized discount	(24,998)
Accrued interest	4,212

Net carrying amount	$203,855

The unamortized discount of $24,998 will be reversed in the first quarter of fiscal 2012.

Debenture financing costs for the year ended December 31, 2011 were as follows:

2011

Accretion of debt discount	$(41,737)
Financing costs	(4,195)
Extinguishment of conversion feature	66,679

$20,747

On January 31, 2012, the Company repaid in cash the aggregate principal amount of the outstanding Debentures of CDN $228,456 and accrued and unpaid interest of CDN $5,445.